SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2008

WHO’S YOUR DADDY, INC.
 (Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-33519	98-0360989
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 108, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-5470
(Registrant’s telephone number, including area code)

___________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    5.02  Departure of Directors or Certain Officers.

Effective as of September 5, 2008, Mr. Moynahan has resigned from the Company as Senior Vice President and Chief Financial Officer.  Mr. Moynahan, who lives in Virginia and had been commuting to the Company’s offices in California, and the Company are negotiating terms of a settlement agreement by which Mr. Moynahan would continue to provide services to the Company until a suitable replacement can be found.

Exhibit Index

99.1    Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Who’s Your Daddy, Inc.

Date: September 9, 2008	By:	/s/ Michael R. Dunn
Name: Michael R. Dunn
Title: Chief Executive Officer